UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2007

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MEDIAREADY, INC.

(Exact name of registrant as specified in its charter)

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Florida	0-31497	65-1001686
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

888 East Las Olas Boulevard, Suite 710, Fort Lauderdale, FL 33304

(Address of Principal Executive Office) (Zip Code)

(954) 527-7780

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01

Changes in Registrant’s Certifying Accountant.

On March 14, 2007, the Registrant advised Baum & Company, P.A.(“BC”), the Registrant’s independent auditing firm for the fiscal years ended December 31, 2005 and December 31, 2004, that the Registrant’s Board of Directors had decided to effect a change in its independent auditing firm as of such date, and to engage Sherb & Co., LLP (“Sherb”) as of such date as the Registrant’s independent auditing firm for the fiscal year ending December 31, 2006  and to perform quarterly reviews of the Registrant’s unaudited financial statements to be included in the Registrant’s quarterly Form 10-QSB filings for the quarters ended March 31, 2007, June 30, 2007 and September 30, 2007.  Such decision was approved by the Registrant’s Board of Directors.

During the Registrant’s two most recent fiscal years and any subsequent period preceding the date of dismissal, there were no disagreements between the Registrant and BC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of BC, would have caused BC to make reference thereto in connection with their report.  The accountants’ report issued by BC on the financial statements of the Registrant for the fiscal years ended December 31, 2005  and 2004 contained within the Registrant’s Form 10-KSB for the fiscal year ended December 31, 2005 did not contain any adverse opinion  or disclaimer of opinion and was not qualified or modified as to uncertainty or audit scope or accounting principles, except to express doubt as to the Registrant’s ability to continue as a going concern.

The Registrant has not, nor has someone on its behalf, during its two most recent fiscal years and any subsequent interim period prior to engaging Sherb, consulted with Sherb regarding: (i) the application of accounting principles to a specific completed or contemplated transaction,   or the type of audit opinion that might be rendered on the Registrant’s financial statements, and neither written or oral advice was provided that was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement or a reportable event.

The Registrant provided BC with a copy of this disclosure prior to its filing with the U.S. Securities and Exchange Commission (“Commission”) and requested BC to furnish a letter addressed to the Commission stating whether it agrees with the statements made by the Registrant  herein, and if not, stating the respects in which it does not agree.  BC has provided a letter to the Registrant dated March 14, 2007 addressed to the Commission which is attached hereto as Exhibit 16.1 and is hereby incorporated by reference.

Item 9.01

Financial Statements and Exhibits.

(d) Exhibits

Exhibit 16.1 – Letter from Baum & Company, P.A. to the Commission dated March 14, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MEDIAREADY, INC.

By:	/s/ JEFFREY HARRELL
Jeffrey Harrell, Chief Executive Officer

Date: March 14, 2007

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